Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Crank Media Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Brown as Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2021	By:	/s/ Stephen Brown
	Name:	Stephen Brown
	Title:	Chief Executive Office and Chief Financial Officer (principle executive officer and principal financial officer)

A signed original of this written statement required by Section 906 has been provided to Crank Media Inc. and will be retained by Crank Media Inc. and furnished to the Securities and Exchange Commission or its staff upon request.